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                                                                   EXHIBIT 10.16

                                 April 20, 2004

Board of Directors
Omega Financial Corporation
366 Walker Drive
State College, PA 16804

            RE:   Shareholder Voting Agreement (this "Agreement")

Dear Ladies and Gentlemen:

      The undersigned Shareholder ("SHAREHOLDER") of Sun Bancorp, Inc., a Pennsylvania corporation ("SUN"), in order to induce Omega Financial Corporation, a Pennsylvania corporation ("OMEGA") to enter into the Agreement and Plan of Merger, of even date, by and between Omega and Sun (the "MERGER AGREEMENT") hereby represents, warrants and agrees as follows:

      1. Shareholder hereby represents and warrants that Shareholder owns of record and beneficially (as defined in Rule 13d-3 under the Exchange Act), good and valid title to all of the shares of the capital stock of Sun, and options to acquire shares of capital stock of Sun, shown on Exhibit A attached hereto, free and clear of any and all mortgages, liens, encumbrances, charges, claims, restrictions, pledges, security interests, voting trusts or agreements, or impositions, except as otherwise disclosed on Exhibit A, and such shares represent all of the shares, or rights to acquire shares, of capital stock of Sun owned by Shareholder. For purposes hereof, the shares of capital stock of Sun and the options to acquire shares of capital stock of Sun set forth on Exhibit A attached hereto, and any such shares and options hereafter acquired by Shareholder, shall be referred to herein as the "Stock." It is understood and agreed that the term "Stock" shall not include any securities owned by Shareholder as a trustee or fiduciary of a trust or account of which they are not the principal beneficiary, and that this Agreement is not in any way intended to affect the exercise by the Shareholder of Shareholder's fiduciary responsibility with respect to any such securities.

      2. Shareholder will vote, or cause to be voted, all of the Stock in person or by proxy, (a) for approval of the Merger Agreement and the transactions contemplated thereby at any meeting of the Sun shareholders duly held for such purpose, and (b) against any action or proposal that is intended, or could reasonably be expected, to impede, interfere with, delay, or adversely affect the transactions contemplated by the Merger Agreement. In the event that any vote of any of the Stock does not comply with the terms of this Agreement, such vote shall be considered null and void, and the provisions of Section 3 of this Agreement shall immediately take effect.

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      3.    Shareholder hereby irrevocably constitutes and appoints Omega, or its designee, from and after the date hereof and until the termination of this Agreement as provided herein (at which point such constitution and appointment shall automatically be revoked) as Shareholder's attorney, agent and proxy (such constitution and appointment, the "Irrevocable Proxy"), with full power of substitution, to vote and otherwise act with respect to all such Shareholder's Shares at any meeting of the shareholders of Sun (whether annual or special and whether or not an adjourned or postponed meeting), however called, and in any action by written consent of the shareholders of Sun, on the matters and in the manner specified in Section 2 above. Without limiting the foregoing, in any such vote or other action pursuant to such proxy, neither Omega nor any other person listed in the immediately preceding sentence shall in any event have the right (and such proxy shall not confer the right) to vote against the Merger. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE (UNTIL TERMINATED AS PROVIDED HEREIN) AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM A SHAREHOLDER MAY TRANSFER ANY OF ITS SHARES IN BREACH OF THIS AGREEMENT. Shareholder hereby revokes all other proxies and powers of attorney with respect to all Shareholder's Shares that may have heretofore been appointed or granted, and no subsequent proxy or power of attorney shall be given (and if given, shall not be effective) by Shareholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of Shareholder and any obligation of Shareholder under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of Shareholder.

      4. Shareholder will not, nor will Shareholder permit any Person under Shareholder's "control" (as defined for purposes of Rule 144 under the Securities Act) to, deposit any of the Stock in a voting trust or subject any of the Stock to any arrangement with respect to the voting of the Stock in any manner inconsistent with this Agreement.

      5. Shareholder will not sell, transfer, pledge, give, hypothecate, assign or otherwise alienate or transfer, by proxy or otherwise (including any transfer by operation of law), the Stock or any of Shareholder's voting rights with respect to the Stock, except as otherwise disclosed on Exhibit A.

      6. Irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with the terms hereof and, therefore, Omega shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity to which it may be entitled.

      7. The execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of its obligations hereunder will not, constitute a violation of, conflict with, result in a default (or an event which, with notice or lapse of time or both, would result in a default) under, or result in the creation of any lien on any of such Stock under, (i) any contract, commitment or agreement, to which Shareholder is a party or by which Shareholder is bound, (ii) any Applicable Law, or (iii) the organizational documents of Shareholder, if applicable.

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      8.    Shareholder has full power and authority to execute, deliver and perform this Agreement, to vote the Stock as required herein and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other actions on the part of Shareholder are required in order to consummate the transaction contemplated hereby. This Agreement has been duly and validly executed and delivered by Shareholder and constitutes a valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

      9. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and shall be binding upon the successors and assigns (as applicable) of the parties hereto.

      10. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

      11. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

      12. No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. This Agreement may not be amended except by an instrument in writing signed by Shareholder and Omega.

      13. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Merger Agreement. Shareholder and Omega shall be deemed to be the sole "parties" to this Agreement.

      14. Shareholder understands and acknowledges that Omega is entering into the Merger Agreement in reliance upon Shareholder's execution, delivery and performance of this Agreement.

      15. It is understood and hereby agreed that this Agreement relates solely to the capacity of Shareholder as a shareholder of Sun and owner of the Stock and is not in any way

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intended to affect the exercise of Shareholder's responsibilities and fiduciary duties as a director or officer of Sun or any of its Subsidiaries, which responsibilities and fiduciary duties take precedence over Shareholder's position as a Sun Shareholder. Notwithstanding the foregoing, Shareholder acknowledges and agrees that the exercise of Shareholder's responsibilities and fiduciary duties as a director or officer of Sun shall not, in any respect, affect or alter, or be deemed to permit Shareholder to terminate or circumvent, Shareholder's obligation to comply with the terms of this Agreement (including, without limitation, Shareholder's obligations under Section 2 hereof), nor, with respect to the Stock, shall the exercise of any such responsibilities and fiduciary duties by Shareholder affect any of Omega's rights hereunder.

      16. This Agreement shall terminate on the earliest of (a) the date that the Merger Agreement is terminated in accordance with its terms, (b) the Effective Time or (c) December 31, 2004.

                                            Very truly yours,

                                             /s/ George E. Logue, Jr.
                                            -----------------------------------
                                            Printed Name: George E. Logue, Jr.

ACKNOWLEDGED AND AGREED:

OMEGA FINANCIAL CORPORATION

By:    David Lee
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     Name:  David Lee
     Title: Chairman and Chief Executive
            Officer